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                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6-(e)(2))
[_]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        TIS MORTGAGE INVESTMENT COMPANY
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                (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No Fee Required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)    Title of each class of securities to which transaction applies:

            ----------------------------------------------------------

     (2)    Aggregate number of securities to which transaction applies:

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     (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ----------------------------------------------------------

     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)    Amount Previously Paid:

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     (2)    Form, Schedule or Registration Statement No.:

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     (3)    Filing Party:

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     (4)    Date Filed:

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[LETTERHEAD OF TIS MORTGAGE INVESTMENT COMPANY]
NEWS RELEASE

================================================================================

FOR RELEASE:   Immediately
DATE:          July 1, 1999
CONTACT:       John E. Castello
               (415) 393-8000

                      TIS TO ADJOURN UNTIL JULY 15, 1999
                      ITS ANNUAL MEETING OF STOCKHOLDERS

SAN FRANCISCO, July 1, 1999 - TIS Mortgage Investment Company (Pacific Exchange:
TIS) today announced that it intends to convene, and then immediately adjourn until July 15, 1999, the July 2, 1999 session of its annual meeting of stockholders.

TIS had previously stated that it was postponing the July 2, 1999 session in order to comply with a stipulated court order deferring the annual meeting until July 15, 1999. TIS has subsequently concluded that, for purposes of Maryland corporate law, it is preferable to convene and immediately adjourn the July 2, 1999 session. As announced earlier, the meeting will reconvene on July 15, 1999, at 9:00 a.m., at the Park Hyatt Hotel, located at 333 Battery Street, San Francisco, California.

TIS Mortgage Investment Company is a San Francisco-based real estate investment trust (REIT) that owns and operates apartment communities, located in California's Central Valley, and shopping centers in San Francisco's North Bay Sonoma County area, and also owns mortgage related assets.
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